EXHIBIT 99.4

                                    EXHIBIT L
                                       to
                  Second Amended and Restated Credit Agreement
                          dated as of December __, 2002

           -----------------------------------------------------------

                                FORM OF GUARANTY

                               GUARANTY AGREEMENT

         UNCONDITIONAL GUARANTY OF PAYMENT (this "GUARANTY"), is made as of December __, 2002 by ____________________________________ (the "GUARANTOR"), in
favor of JPMORGAN CHASE BANK, as administrative agent and WELLS FARGO BANK, NATIONAL ASSOCIATION, as syndication agent (collectively, "AGENTS") for the benefit of the banks (the "LENDERS") that are from time to time parties to that certain Second Amended and Restated Credit Agreement (the "CREDIT AGREEMENT"), dated as of December __, 2002, among Reckson Operating Partnership, L.P., the Lenders and the Agents.

         Capitalized terms not otherwise defined in this Guaranty shall have the meanings ascribed to them in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the terms of the Credit Agreement, Reckson Operating Partnership, L.P. (the "BORROWER") requested that the Lenders make Loans to and issue Letters of Credit for the account of the Borrower, to be guaranteed by Guarantor and to be evidenced by certain Promissory Notes (the "NOTES"), each dated as of December __, 2002, in the aggregate principal amount of $470,000,000, payable by the Borrower to the order of the Lenders;

         WHEREAS, this Guaranty is one of the "GUARANTIES" referred to in the Credit Agreement;

         WHEREAS, the Guarantor is [a wholly-owned subsidiary of the Borrower];

         WHEREAS, (i) the obligations of the Guarantor under this Guaranty are necessary or convenient to the conduct, promotion or attainment of the business of the Guarantor, and (ii) the Guarantor will receive consideration, including access to the financing to be provided under the Credit Agreement, for the issuance of this Guaranty; and


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         WHEREAS, in order to induce the Agents and the Lenders to make the
Loans to and to issue Letters of Credit for the account of the Borrower, and to satisfy one of the conditions contained in the Credit Agreement with respect thereto, the Guarantor has agreed to enter into this Guaranty.

         NOW THEREFORE, in consideration of the premises and the direct and indirect benefits to be derived from the making of the Loans and other extensions of credit by the Lenders to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees as follows:

         1. (a) Guarantor, on behalf of itself and its successors and assigns, hereby irrevocably, absolutely, and unconditionally guarantees the full and punctual payment when due, whether at stated maturity or otherwise, of all obligations of the Borrower now or hereafter existing under the Credit Agreement, under the Notes, under any Letter of Credit or Letter of Credit Reimbursement Agreement or under any of the other Loan Documents to which the Borrower is a party; and

                  (b) Guarantor, on behalf of itself and its successors and assigns, hereby irrevocably, absolutely, and unconditionally guarantees the full and punctual payment when due of any and all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the Agents and the Lenders in enforcing their rights under this Guaranty (all such obligations set forth in this Paragraph 1 being referred to as the "GUARANTEED OBLIGATIONS").

         2. It is agreed that the obligations of Guarantor hereunder are primary and this Guaranty shall be enforceable against Guarantor and its successors and assigns without the necessity for any suit or proceeding of any kind or nature whatsoever brought by the Agents or the Lenders against the Borrower, or its respective successors or assigns or any other party or against any security for the payment and performance of the Guaranteed Obligations and, to the extent permitted by applicable law, without the necessity of any notice of non-payment or non-observance or of any notice of acceptance of this Guaranty or of any notice or demand to which Guarantor might otherwise be entitled (including, without limitation, diligence, presentment, notice of maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of further security, release of further security, imposition or agreement arrived at as to the amount of or the terms of the Guaranteed Obligations, notice of adverse change in the Borrower's financial condition or any other fact which might materially increase the risk to Guarantor), all of which Guarantor, to the extent permitted by applicable law, hereby expressly waives; and, to the extent permitted by applicable law, Guarantor hereby expressly agrees that the validity


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of this Guaranty and the obligations of the Guarantor hereunder shall in no way be terminated, affected, diminished, modified or impaired by reason of the assertion of, or the failure to assert by the Agents or the Lenders against the Borrower or its respective successors or assigns, any of the rights or remedies reserved to the Agents and the Lenders pursuant to the provisions of the Loan Documents. Guarantor hereby agrees that, to the extent permitted by applicable law, any notice or directive given at any time to the Agents or the Lenders which is inconsistent with the waiver in the immediately preceding sentence shall be void and may be ignored by the Agents and the Lenders, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Agents have specifically agreed otherwise in writing, signed by a duly authorized officer. Guarantor specifically acknowledges and agrees that the foregoing waivers are of the essence of this transaction and that, but for this Guaranty and such waivers, the Agents and the Lenders would not make the requested Loans and other extensions of credit to the Borrower.

         3. To the extent permitted by applicable law, Guarantor hereby waives, and covenants and agrees that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any and all appraisal, valuation, stay, extension, marshalling-of-assets or redemption laws, or right of homestead exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Guarantor of its obligations under, or the enforcement by the Agents and the Lenders of, this Guaranty. To the extent permitted by applicable law, Guarantor further covenants and agrees not to set up or claim any defense, counterclaim, offset, set-off or other objection of any kind to any action, suit or proceeding in law, equity or otherwise, or to any demand or claim that may be instituted or made by the Agents or the Lenders, other than the defense of the actual timely payment and performance by the Borrower of the Guaranteed Obligations hereunder. Guarantor represents, warrants and agrees that, as of the date hereof, its obligations under this Guaranty are not subject to any counterclaims, offsets or defenses against the Agents or the Lenders of any kind.

         It is the intention and agreement of Guarantor, the Agents and the Lenders that the obligations of Guarantor under this Guaranty shall be valid and enforceable against Guarantor to the maximum extent permitted by applicable law. Accordingly, if any provision of this Guaranty creating any obligation of Guarantor in favor of the Agents and the Lenders shall be declared to be invalid or unenforceable in any respect or to any extent, it is the stated intention and agreement of Guarantor, the Agents and the Lenders that any balance of the


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obligation created by such provision and all other Guaranteed Obligations shall remain valid and enforceable. Likewise, if by final order a court of competent jurisdiction shall declare any sums which the Agents or the Lenders may be otherwise entitled to collect from Guarantor under this Guaranty to be in excess of those permitted under any law (including any federal or state fraudulent conveyance or like statute or rule of law) applicable to Guarantor's obligations under this Guaranty, it is the stated intention and agreement of Guarantor, the Agents and the Lenders that all sums not in excess of those permitted under such applicable law shall remain fully collectible by the Agents and the Lenders from Guarantor. Nothing in the foregoing limits the covenant of the Borrower contained in Section 9.12(b) of the Credit Agreement.

         4. The provisions of this Guaranty are for the benefit of the Agents on behalf of the Lenders and their successors and permitted assigns, and nothing herein contained shall impair as among the Borrower, the Lenders and the Agents the obligations of the Borrower under the Loan Documents.

         5. This Guaranty shall be a continuing, unconditional (regardless of any circumstances that might otherwise constitute a defense of the Guarantor or the Borrower), irrevocable and absolute guaranty and, to the extent permitted by applicable law, the liability of Guarantor hereunder shall in no way be terminated, affected, modified, impaired or diminished by reason of the happening, from time to time, of any of the following, although without notice or the further consent of Guarantor:

                  (a) any assignment, amendment, modification or waiver of or change in any of the terms, covenants, conditions or provisions of any of the Guaranteed Obligations or the Loan Documents or the invalidity or unenforceability of any of the foregoing; or

                  (b) any extension of time that may be granted by the Agents or the Lenders to the Borrower, any guarantor, or their respective successors or assigns; or

                  (c) any action which the Agents or the Lenders may take or fail to take under or in respect of any of the Loan Documents or by reason of any waiver of, or failure to enforce any of the rights, remedies, powers or privileges available to the Agents or the Lenders under this Guaranty or any of the other Loan Documents or available to the Agents or the Lenders at law, in equity or otherwise, or any action on the part of the Agents or the Lenders granting indulgence or extension in any form whatsoever; or



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                  (d) any sale, exchange, release, or other disposition of any property pledged, mortgaged or conveyed, or any property in which the Agents and/or the Lenders have been granted a lien or security interest to secure any indebtedness of the Borrower to the Agents and/or the Lenders or any impairment of or failure to perfect any such lien or security interest; or

                  (e) any release of any person or entity who may be liable in any manner for the payment and collection of any amounts owed by the Borrower to the Agents and/or the Lenders; or

                  (f) the application of any sums by whomsoever paid or however realized to any amounts owing by the Borrower to the Agents and/or the Lenders under the Loan Documents in such manner as the Agents and the Lenders shall determine in their sole discretion; or

                  (g) the Borrower's or any guarantor's voluntary or involuntary liquidation, dissolution, sale of all or substantially all of their respective assets and liabilities, appointment of a trustee, receiver, liquidator, sequestrator or conservator for all or any part of the Borrower's or any guarantor's assets, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment, or the commencement of other similar proceedings affecting the Borrower or any guarantor or any of the assets of any of them, including, without limitation, (i) the release or discharge of the Borrower or any guarantor from the payment and performance of its respective obligations under any of the Loan Documents by operation of law, or (ii) the impairment, limitation or modification of the liability of the Borrower or any guarantor in bankruptcy, or of any remedy for the enforcement of the Guaranteed Obligations under any of the Loan Documents, or Guarantor's liability under this Guaranty, resulting from the operation of any present or future provisions of the Bankruptcy Code or other present or future federal, state or applicable statute or law or from the decision in any court; or

                  (h) any improper disposition by the Borrower of any Letter of Credit or the proceeds of the Loans, it being acknowledged by Guarantor that the Agents and the Lenders shall be entitled to honor any request made by the Borrower for a disbursement of such proceeds and that the Agents and the Lenders shall have no obligation to see the proper disposition by the Borrower of such Letter of Credit or proceeds.



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         6. Guarantor hereby agrees that if at any time all or any part of any payment at any time received by the Agents or the Lenders from the Borrower under any of the Notes or other Loan Documents or Guarantor under or with respect to this Guaranty is or must be rescinded or returned by the Agents or the Lenders for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Borrower or Guarantor or any other guarantor), then Guarantor's obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence notwithstanding such previous receipt by the Agents or the Lenders, and Guarantor's obligations hereunder shall continue to be effective or reinstated, as the case may be, as to such payment, as though such previous payment to the Agents or the Lenders had never been made.

         7. Until this Guaranty is terminated pursuant to the terms hereof, the Guarantor (i) shall have no right of subrogation against the Borrower or any entity comprising same by reason of any payments or acts of performance by Guarantor in compliance with the obligations of Guarantor hereunder; (ii) hereby waives any right to enforce any remedy which Guarantor now or hereafter shall have against the Borrower, or any entity comprising the same, by reason of any one or more payment or acts of performance in compliance with the obligations of Guarantor hereunder; and (iii) shall subordinate any liability or indebtedness of the Borrower or any entity comprising same now or hereafter held by Guarantor to the obligations of the Borrower, as applicable, under the Loan Documents; provided that nothing contained herein shall limit the right of the Guarantor to receive any amount from the Borrower, as applicable, or any entity comprising the same that is not prohibited by the terms of the Loan Documents.

         8. Guarantor hereby represents and warrants on its own behalf to the Agents with the knowledge that the Agents and the Lenders are relying upon the same, as follows:

                  (a) as of the date hereof, Guarantor is a wholly-owned subsidiary of the Borrower, and Guarantor is familiar with the financial condition of Borrower;

                  (c) based upon such relationship, Guarantor has determined that it is in its best interest to enter into this Guaranty;

                  (d) this Guaranty is necessary and convenient to the conduct, promotion and attainment of Guarantor's business, and is in furtherance of Guarantor's business purposes;

                  (e) the benefits to be derived by Guarantor from the Borrower's access to funds made possible by the Loan Documents are at least equal to the obligations of Guarantor undertaken pursuant to this Guaranty;



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                  (f) Guarantor is Solvent and has full corporate, partnership, limited liability company or trust power, as the case may be, and legal right to enter into this Guaranty and to perform its obligations under the terms hereof and (i) Guarantor is organized or formed and validly existing under the laws of the state of its establishment or formation,
         (ii) Guarantor has complied with all provisions of applicable law in connection with all aspects of this Guaranty, and (iii) the person executing this Guaranty on behalf of Guarantor has all the requisite power and authority to execute and deliver this Guaranty; and

                  (g) this Guaranty has been duly executed by Guarantor and constitutes the legal, valid and binding obligation of Guarantor, enforceable against it in accordance with its terms except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally or general principles of equity whether such enforceability is considered in a proceeding in equity or at law.

         9. Guarantor and the Agents acknowledge and agree that this Guaranty is a guaranty of payment and not of collection and enforcement in respect of any obligations which may accrue to the Agents and/or the Lenders from the Borrower under the provisions of any Loan Document.

         10. Subject to the terms and conditions of the Credit Agreement, and only in conjunction with a transfer permitted thereunder, the Agents and the Lenders may assign any or all of their respective rights under this Guaranty.

         11. Guarantor agrees, upon the written request of the Agents, to execute and deliver to the Agents, from time to time, any modification or amendment hereto or any additional instruments or documents reasonably considered necessary by the Agents or its counsel to cause this Guaranty to be, become or remain valid and effective in accordance with its terms or in order to implement more fully the intent of this Guaranty, provided, that, any such modification, amendment, additional instrument or document shall not increase Guarantor's obligations or diminish its rights hereunder and shall be reasonably satisfactory as to form to Guarantor and to Guarantor's counsel.

         12. The representation and warranties of the Guarantor set forth in this Guaranty shall survive until this Guaranty shall terminate in accordance with the terms hereof and shall be deemed repeated on the date of each extension of credit under the Credit Agreement.



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         13. This Guaranty together with the Credit Agreement and the other Loan
Documents contains the entire agreement among the parties with respect to the Loans and other extensions of credit being made to the Borrower, and supersedes all prior agreements relating to such Loans and other extensions of credit and may not be modified, amended, supplemented or discharged except by a written agreement signed by Guarantor and the Agents (acting with the requisite consent of the Lenders as provided in the Credit Agreement).

         14. If all or any portion of any provision contained in this Guaranty shall be determined to be invalid, illegal or unenforceable in any respect for any reason, such provision or portion thereof shall be deemed stricken and severed from this Guaranty and the remaining provisions and portions thereof shall continue in full force and effect.

         15. In order for any demand, request or notice to the respective parties hereto to be effective, such demand, request or notice shall be given, in writing, by delivering the same personally or by nationally recognized overnight courier service or by mailing, by certified or registered mail, postage prepaid or by telecopying the same, addressed to such party at the address set forth below or to such other address as may be identified by any party in a written notice to the others. Any such demand, request or notice sent as aforesaid shall be deemed to have been received by the party to whom it is addressed upon delivery, if personally delivered and on the actual receipt thereof, if sent by certified or registered mail or by telecopier, and when transmitted, if sent by telex:

If to
Guarantor:                                   __________________________
                                             225 Broadhollow Road
                                             Melville, New York 11747
                                             Attention: Michael Maturo
                                             Telecopy: (631) 622-6780

With Copies of
Notices to the
Guarantor to:                                Fried Frank Harris
                                               Shriver & Jacobson
                                             One New York Plaza
                                             New York, New York 10004
                                             Attention: Lee Parks, Esq.
                                             Telecopy: (212) 859-4000



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If to the Agents:                            JPMorgan Chase Bank
                                             270 Park Avenue
                                             New York, New York 10017
                                             Attention: Marc E. Costantino
                                             Telecopy: (212) 270-9554

With Copies to:                              Bingham McCutchen LLP
                                             150 Federal Street
                                             Boston, MA 02110
                                             Attention: Stephen M. Miklus, Esq.
                                             Telecopy: (617) 951-8736

         16. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of the Agents and the Lenders and their successors and assigns. This Guaranty shall not be assigned except in accordance with the terms and provisions set forth in the Credit Agreement, including, without limitation, Section 14.16 thereof, as if references therein to "Borrower" were references to the Guarantor.

         17. The failure of the Agents to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against the Agents or the Lenders, nor excuse Guarantor from its obligations hereunder. Any waiver of any such right or remedy to be enforceable against the Agents must be expressly set forth in a writing signed by the Agents (acting with the requisite consent of the Lenders as provided in the Credit Agreement).

         18. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  (b) Any legal action or proceeding with respect to this Guaranty and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Guarantor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Guarantor at the address for notices set


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forth herein. Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Agents and the Lenders to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Guarantor in any other jurisdiction.

                  (c) GUARANTOR AND AGENTS BY THEIR EXECUTION HEREOF AND THE LENDERS' ACCEPTANCE HEREOF EACH HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY AND ALL CLAIMS OR CAUSES OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. IT IS HEREBY ACKNOWLEDGED BY GUARANTOR THAT THE WAIVER OF A JURY TRIAL IS A MATERIAL INDUCEMENT FOR THE AGENTS TO ACCEPT THIS GUARANTY AND THAT THE LOANS MADE BY THE LENDERS ARE MADE IN RELIANCE UPON SUCH WAIVER. GUARANTOR FURTHER WARRANTS AND REPRESENTS THAT SUCH WAIVER HAS BEEN KNOWINGLY AND VOLUNTARILY MADE, FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED BY THE AGENTS IN COURT AS A WRITTEN CONSENT TO A NON-JURY TRIAL.

                  (d) Guarantor does hereby further covenant and agree to and with the Agents that Guarantor may be joined in any action against the Borrower in connection with the Loan Documents and that recovery may be had against Guarantor in such action or in any independent action against Guarantor (with respect to the Guaranteed Obligations), without the Agents or the Lenders first pursuing or exhausting any remedy or claim against the Borrower, its successors or assigns. Guarantor also agrees that, in an action brought with respect to the Guaranteed Obligations in any jurisdiction, it shall be conclusively bound by the judgment in any such action by the Agents (wherever brought) against the Borrower, or its successors or assigns, as if Guarantor were a party to such action, even though Guarantor was not joined as parties in such action.

                  (e) Guarantor hereby agrees to pay all expenses (including, without limitation, reasonable attorneys fees and disbursements) which may be incurred by the Agents and the Lenders in connection with the enforcement of their rights under this Guaranty, whether or not suit is initiated; provided, however, that such expenses shall be paid by the Agents if a final judgment in favor of Guarantor is rendered by a court of competent jurisdiction. Moreover, Guarantor covenants and agrees to indemnify and save harmless the Agents and the


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Lenders of and from, and defend it against, all losses, out-of-pocket costs and expenses, liabilities, damages or claims arising by reason of Guarantor's failure to perform its obligations hereunder.

         19. Subject to the terms of Section 6 hereof, this Guaranty shall terminate and be of no further force or effect upon the full performance and final payment of the Guaranteed Obligations hereunder. Upon termination of this Guaranty in accordance with the terms of this Guaranty, the Agents promptly shall deliver to Guarantor such documents as Guarantor or Guarantor's counsel reasonably may request in order to evidence such termination.

         20. All of the Agents' and the Lenders' rights and remedies under each of the Loan Documents or under this Guaranty are intended to be distinct, separate and cumulative and no such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any other right or remedy available to the Agents.

         21. Recourse with respect to any claim arising under or in connection with this Guaranty by Agents, the Arrangers and the Lenders shall be limited to the same extent as is provided in Section 4.3(e) of the Credit Agreement with respect to claims against the Guarantor and the other parties named therein and the terms, covenants and conditions of Section 4.3(e) of the Credit Agreement are hereby incorporated by reference as if fully set forth herein.

         22. By executing and delivering this Guaranty, Guarantor hereby agrees that it shall be bound by, and shall comply with, all warranties and covenants applicable to it set forth in the Credit Agreement. [For Guaranty of Reckson Associates Realty Corp., reference the covenants set out in Section 10.12 of the Credit Agreement and add the following sentence: "The Borrower and the Guarantor each acknowledge that, subject to the indefeasible payment and performance in full of the Guaranteed Obligations, the rights of contribution among each of them and the other guarantors are in accordance with applicable laws and in accordance with each such party's benefits under the Credit Agreement and this Guaranty."]

         23. Guarantor shall make no claim against any Lender (acting in any capacity under the Credit Agreement), any Arranger, the Administrative Agent, or any other Person, or the Affiliates, directors, officers, employees, attorneys or agents of any of them for any consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Guaranty, or any act, omission or event occurring in connection therewith; and Guarantor hereby


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waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be duly executed and delivered as of the date first set forth above.



                                              --------------------------------



                                              By:
                                                  ----------------------------
                                                  Name:
                                                  Title: